Fiscal Year 2008 Outlook
Continuing Operations Before Special Items

                        $                  (125)

      $                      (75)

Free Cash Flow

                                              1.60

                            1.40

Diluted Earnings Per Share

                        $                   118

      $                      104

Income from Continuing
Operations

                                                     26%

                                   22%

Effective Tax Rate

                                             (100)

                                  (90)

Interest Expense

                                               410

                                390

EBITDA

                             $      7,300

     $           7,100

Sales

FY 2008

Full Year Outlook (1)

(in millions except tax rate and EPS)

(1) Excluding gains or losses on divestitures, restructuring costs, and other special items

1